Exhibit 10.5.1

Privileged & Confidential

AMENDMENT

TO

REGISTRATION RIGHTS AGREEMENT

This Amendment to Registration Rights Agreement (the “Amendment”), dated as of May 31, 2016, amends the Registration Rights Agreement, dated October 3, 2011 (the “Agreement”), among JELD-WEN Holding, inc., an Oregon corporation (the “Company”), Onex Partners III, LP, a Delaware limited partnership (“Onex”), Onex Advisor III LLC, Onex Partners III GP LP, Onex Partners III PV LP, Onex Partners III Select LP, Onex US Principals LP, Onex Corporation, Onex American Holdings II LLC, BP EI LLC, 1597257 Ontario Inc., and the other parties thereto. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement.

RECITALS

WHEREAS, the Company has determined that it is advisable and in the best interests of the Company and its shareholders to convert from an Oregon corporation to a Delaware corporation (the “Conversion”);

WHEREAS, pursuant to Section 265 of the Delaware General Corporation Law (the “DGCL”), as a result of the Conversion, (1) the Company following the Conversion (the “Post-Conversion Company”) shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Company before the Conversion (the “Pre-Conversion Company”) and (2) each share of capital stock of the Pre-Conversion Company will be converted into a new share of capital stock of the Post-Conversion Company;

WHEREAS, the Agreement confers and imposes certain rights, restrictions and obligations on the shareholders of the Company who are parties to the Agreement and, in light of the nature of the Conversion and the conversion of shares of capital stock of the Company in connection with the Conversion, it has been determined that the Agreement should be amended to clarify, confirm and provide that (1) the Company will remain bound to all of its rights and obligations under the Agreement following the Conversion, (2) the provisions of the Agreement that currently apply to the Common Stock and Series A Convertible Preferred Stock held by parties to the Agreement shall, following the Conversion and the conversion of capital stock of the Company in connection with the Conversion, apply instead to the shares of capital stock of the Post-Conversion Company held by the Parties to the Agreement, and (3) the terms and conditions of the Agreement remain applicable and enforceable in conformity with the parties’ intent following the Conversion;

WHEREAS, Section 12(c) of the Agreement provides that the provisions of the Agreement may be amended or waived upon the prior written consent of the Company, the Majority Onex Shareholders and the holders of at least a majority of the Registrable Securities; and

WHEREAS, the undersigned wish to amend the terms of the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, agreements and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Amendments.

(a) The first sentence of the first paragraph of the preamble of the Agreement is hereby amended by deleting “(the “Company”)” therefrom.

(b) The first sentence of the second paragraph of the preamble of the Agreement is hereby amended to read in its entirety as follows:

The Onex Shareholders have entered into an Amended and Restated Stock Purchase Agreement with the Company (then known as JELD-WEN Holding, inc., an Oregon corporation), dated as of July 29, 2011 (as amended, modified or supplemented from time to time in accordance with its terms, the “Stock Purchase Agreement”).

(c) Section 1(a) of the Agreement is hereby amended by replacing the reference to “the Company’s Amended and Restated Articles of Incorporation” in the third sentence thereof with “the Certificate of Incorporation.”

(d) The third sentence of Section 10(d) of the Agreement is hereby amended to read in its entirety as follows:

At the closing, the purchase price for the Participation Securities shall be paid by the Onex Shareholders to the Company against delivery by the Company to the Onex Shareholders of the certificates evidencing the Participation Securities to be issued, free and clear of all liens, encumbrances, security interests, adverse claims or other restrictions (other than those created by the Certificate of Incorporation, the Shareholders Agreement, and restrictions under applicable securities laws), and the applicable Onex Shareholders shall execute and deliver such documents as shall be reasonably requested by the Company.

(e) Each of the following definitions, (i) if such definition appears in Section 11 of the Agreement, is hereby amended and restated in its entirety as follows, or (ii) if such definition does not appear in Section 11 of the Agreement, is hereby inserted into Section 11 of the Agreement in alphabetical order:

“Certificate of Incorporation” means the Company’s certificate of incorporation, as amended from time to time.

“Common Stock” shall have the meaning ascribed to such term in the Certificate of Incorporation.

“Company” means JELD-WEN Holding, Inc., a Delaware corporation.

“Series A Convertible Preferred Stock” shall have the meaning ascribed to such term in the Certificate of Incorporation.

“Shareholders Agreement” means that certain Shareholders Agreement, dated October 3, 2011 and as amended by First Amendment to Shareholders Agreement dated as of August 30, 2012, and as further amended by Second Amendment to Shareholders Agreement dated as of May 31, 2016, among the Company, Onex Partners III, LP, a Delaware limited partnership, Onex Advisor III LLC, Onex Partners III GP, LP, Onex Partners III PV LP, Onex Partners III Select LP, Onex US Principals LP, Onex Corporation, Onex American Holdings II LLC, BP EI LLC, 1597257 Ontario Inc., and the other parties thereto.

(f) Section 12(i) of the Agreement is hereby amended to read in its entirety as follows:

(i) Governing Law. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules.

(g) Section 12(j) of the Agreement is hereby amended to read in its entirety as follows:

(j) Jurisdiction. Each party to this Agreement hereby irrevocably and unconditionally (i) agrees that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Delaware Court of Chancery (or, if such court does not have jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware) (the “Delaware Court”), and not in any other state or federal court in the United States of America or any court in any other country, (ii) consents to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) consents to service of process in accordance with Section 12(m) with the same legal force and validity as if served upon such party personally within the State of Delaware or in such other manner as may be permitted by applicable law, (iv) waives any objection to the laying of venue of any such action or proceeding in the Delaware Court and (v) waives, and agrees not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court has been brought in an improper or inconvenient forum.

SECTION 2. Effective Time. This Amendment shall be effective upon, and only in the event of, the effectiveness of the filing of the Certificate of Conversion Converting JELD-WEN Holding, inc. (an Oregon corporation) to JELD-WEN Holding, Inc. (a Delaware corporation) with the office of the Secretary of State of the State of Delaware (the “Conversion Effective Time”). This Amendment shall be binding and enforceable against all parties to the Agreement in accordance with its terms as amended hereby and from time to time hereafter (1) following the execution and delivery of this Amendment by the Company, the Majority Onex Shareholders and the holders of at least a majority of the Registrable Securities and (2) upon the Conversion Effective Time.

SECTION 3. No Other Amendments. Except as amended hereby, the Agreement shall remain unmodified and in full force and effect.

SECTION 4. Headings, Etc. The headings and captions of various Sections of this Amendment have been inserted for convenience only and are not to be construed as defining, modifying, limiting or amplifying, in any way, the scope or intent of the provisions hereof.

SECTION 5. Governing Law. This Amendment and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules.

SECTION 6. Jurisdiction. Each party to this Amendment hereby irrevocably and unconditionally (i) agrees that any action or proceeding arising out of or in connection with this Amendment shall be brought only in the Delaware Court of Chancery (or, if such court does not have jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware) (the “Delaware Court”), and not in any other state or federal court in the United States of America or any court in any other country, (ii) consents to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Amendment, (iii) consents to service of process in accordance with Section 12(m) of the Agreement with the same legal force and validity as if served upon such party personally within the State of Delaware or in such other manner as may be permitted by applicable law, (iv) waives any objection to the laying of venue of any such action or proceeding in the Delaware Court and (v) waives, and agrees not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court has been brought in an improper or inconvenient forum.

SECTION 7. Severability. If any provision of this Amendment shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Amendment, and this Amendment shall be carried out as if such illegal, invalid or unenforceable provision were not contained herein. In the event this Amendment is not enforceable against any specific party or parties to the Agreement for any reason, such unenforceability shall not in any manner affect or render this Amendment unenforceable as to any other party.

SECTION 8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and shall become effective at the time set forth above, provided that in no event shall this Amendment be effective unless counterparts have been signed by the Company, the Majority Onex Shareholders and the holders of at least a majority of the Registrable Securities. It is understood that the parties need not sign the same counterpart. The exchange of copies of signature pages by mail, facsimile or electronic transmission shall constitute effective execution and delivery of this Amendment as to the parties and may be used for all purposes. Signatures of the parties transmitted by facsimile or electronic transmission shall be deemed to be their original signatures for all purposes.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

COMPANY:

JELD-WEN HOLDING, INC.

By:	/s/ Mark A. Beck
	Name:	Mark A. Beck
	Title:	President and Chief Executive Officer

[Signature Page to Amendment to Registration Rights Agreement]

ONEX:

ONEX PARTNERS III LP
By:	Onex Partners III GP LP, its General Partner
By:	Onex Partners Manager LP, its Agent
By:	Onex Partners Manager GP ULC, its General Partner

By:	/s/ Joshua Hausman
	Name:	Joshua Hausman
	Title:	Managing Director

By:	/s/ Matthew Ross
	Name:	Matthew Ross
	Title:	Managing Director and Secretary

[Signature Page to Amendment to Registration Rights Agreement]

ONEX BP

By:	/s/ Joshua Hausman
	Name:	Joshua Hausman
	Title:	Type A Manager

By:	/s/ Sascha Groll
	Name:	Sascha Groll
	Title:	Type B Manager

[Signature Page to Amendment to Registration Rights Agreement]

ONEX BP CO-INVEST LP
By:	Onex Partners III GP LP, its General Partner
By:	Onex Partners Manager LP, its Agent
By:	Onex Partners Manager GP ULC, its General Partner

By:	/s/ Joshua Hausman
	Name:	Joshua Hausman
	Title:	Managing Director

By:	/s/ Matthew Ross
	Name:	Matthew Ross
	Title:	Managing Director and Secretary

[Signature Page to Amendment to Registration Rights Agreement]

ONEX ADVISOR SUBCO LLC

By:	/s/ Joel I. Greenberg
	Name:	Joel I. Greenberg
	Title:	Director

By:	/s/ Marci Settle
	Name:	Marci Settle
	Title:	Director

[Signature Page to Amendment to Registration Rights Agreement]

ONEX PARTNERS III GP LP
By:	Onex Partners GP Inc., its General Partner

By:	/s/ Joshua Hausman
	Name:	Joshua Hausman
	Title:	Vice President

By:	/s/ Matthew Ross
	Name:	Matthew Ross
	Title:	Vice President

[Signature Page to Amendment to Registration Rights Agreement]

ONEX US PRINCIPALS LP
By:	Onex American Holdings GP LLC, its General Partner

By:	/s/ Robert M. Le Blanc
	Name:	Robert M. Le Blanc
	Title:	Director

[Signature Page to Amendment to Registration Rights Agreement]

ONEX PARTNERS III PV LP
By:	Onex Partners III GP LP, its General Partner
By:	Onex Partners Manager LP, its Agent
By:	Onex Partners Manager GP ULC, its General Partner

By:	/s/ Joshua Hausman
	Name:	Joshua Hausman
	Title:	Managing Director

By:	/s/ Matthew Ross
	Name:	Matthew Ross
	Title:	Managing Director and Secretary

[Signature Page to Amendment to Registration Rights Agreement]

ONEX PARTNERS III SELECT LP
By:	Onex Partners III GP LP, its General Partner
By:	Onex Partners Manager LP, its Agent
By:	Onex Partners Manager GP ULC, its General Partner

By:	/s/ Joshua Hausman
	Name:	Joshua Hausman
	Title:	Managing Director

By:	/s/ Matthew Ross
	Name:	Matthew Ross
	Title:	Managing Director and Secretary

[Signature Page to Amendment to Registration Rights Agreement]